Investor Presentation KBW Winter Financial Services Symposium February 13 -14, 2020 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the twelve months ended December 31, 2019. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

Our Strategy

Strategic Vision To build a premier wealth management and investment banking firm Global Wealth Management Institutional Private Client 2,222 financial advisors in 382 branches with $290B in client assets Asset Management $37B in total assets managed through various strategies Bank $16.9B in assets funded by client deposits Equities Sales + Trading Fixed Income Sales + Trading Investment Banking Research Experienced sales force with extensive distribution capabilities Comprehensive platform including research, strategy and DCM teams Over 600 professionals with extensive experience across all products and industry verticals Largest research platform with 1,300 stocks covered in the U.S., 630 stocks covered in Europe, and 200 stocks covered in Canada

A History of Organic Growth & Acquisitions 20% CAGR 2005 Legg Mason’s Capital Markets Division 2007 Ryan Beck Acquisition Stifel Bank & Trust 2008 Butler Wick 2009 56 UBS Private Client Branches 2010 Thomas Weisel Partners 2011 Stone & Youngberg 2012 Miller Buckfire 2013 Keefe, Bruyette & Woods Knight Capital Group Fixed Income Division Acacia Bank Ziegler Lotsoff 2014 De La Rosa, Oriel Securities, 1919 Investment Counsel, Merchant Capital 2015 Barclays Wealth & Investment Management, Sterne Agee, 2016 Eaton Partners ISM Capital 2017 City Securities 2018 Ziegler Wealth Management, Business Bancshares Inc. 2019 First Empire MainFirst Mooreland Partners GMP George K. Baum B&F Capital Markets * 2019 full year GAAP net revenues based on annualized results as of 9/30/19.

Stifel Overview

Stifel – Premier Investment Bank and Wealth Management Firm Stifel at a Glance 2019 GAAP Net Revenue - $3.3 billion Global Wealth Management (GWM) 2019 Net Revenue - $2.1 billion Institutional Group (IG) 2019 Net Revenue - $1.2 billion Private Client Stifel Bancorp Margin and Securities-based Lending Asset Management Equity & Fixed Income Capital Raising M&A Advisory / Restructuring Institutional Equity and Fixed Income Brokerage Independent Research Low leverage (6.8x) (1) (2), $3.6 billion stockholders’ equity (2) and $4.6 billion market capitalization (3) 31% Insider ownership aligns employees' interests with other shareholders (4) Approximately 8,000 associates(3) Balanced business mix (64% GWM / 36% IG) (2019 net revenues) National presence with 2,222 financial advisors(2) Largest U.S. equity research platform with approximately 1,300 stocks under coverage(2) Broad investment banking and institutional sales and trading capabilities – domestic and international Assets / equity. As of 12/31/2019 As of 2/05/2020 Insider ownership percentage includes all units outstanding, as of 11/8/2019.

Leading broker-dealer providing wealth management and institutional services to consumers and companies Bulge Bracket Boutique Size / scale Large distribution Trading Retail Issues Lack of focus Banker turnover Lack of commitment Research indifference Lack of growth investors Firm focus Good research Growth investor access Issues Financial / firm stability Trading support Few with retail Size / scale Firm focus Stability (financial & personnel) Large distribution Trading Outstanding research Retail Institutional Wealth Management LARGEST provider of U.S. equity research 3rd LARGEST U.S. investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) FULL SERVICE investment banking with expertise across products and industry sectors ACCESS TO top ten private client platform #7 Largest Retail Brokerage Network(2) Based on 2019 U.S. trading volume per Bloomberg, as of 2/6/2020 Source: Publicly available information for U.S. brokerage networks. Includes investment banks only.

Well-diversified, Low Risk Business Model with Balanced Retail and Institutional Exposure Unburdened by capital constraints Low leverage business model and conservative risk management Limited balance sheet risk Stable wealth management business is augmented by profitable and growing institutional business Drive revenue synergies by leveraging the wealth management and institutional business Net Revenues 2018 2019 Operating Contribution 2018 2019 Balanced business model facilitates growth in all market environments Note: Net revenues and operating contribution percentages based on full year 2018 & 2019, excludes the Other segment.

A Stable Track Record Through Multiple Business Cycles Non-GAAP Net Revenues(1) ($MM) Total Equity(1) ($MM) Total Client Assets(1)(2) ($BN) Book Value Per Share(1)(2)(3) 2019 Non-GAAP Net Revenue, Total Equity, Total Client Assets, and Book Value Per Share are as of 12/31/2019 Excludes impact of sale of Sterne Agee Independent Contractor & Correspondent Clearing businesses Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010) and represents common equity per shares outstanding

Balance Sheet Growth

NII Expanded as Asset Growth Paused in 2019 Bank growth has been balanced between loans and investments: Loans: Comprised of securities based loans, C&I, and residential mortgages Focused lending to high net worth retail clients AFS & HTM Investments: Portfolio primarily GSE MBS, ABS, and Corporate bonds Effective duration of approximately 1.1 years as of 12/31/19 * Excludes non-controlling interest **Capital and performance ratios represent quarters ending 12/31/2019 & 12/31/2018

Global Wealth Management

Global Wealth Management (GWM) Provides Securities Brokerage Services and Stifel Bank Products Overview National Presence Grown from 600+ financial advisors in 2005 to 2,222 financial advisors currently Proven organic growth and acquirer of private client business Strategy of recruiting experienced advisors with established client relationships Expanding U.S. footprint Net Revenues(1) ($MM) Operating Contribution(1) ($MM) 2017 full year net revenue and operating contribution based on annualized results as of 9/30/2017 2018 full year results based on annualized result as of 9/30/2018 (1) 2019 full year GAAP net revenues & operating contribution based on annualized results as of 12/31/19.

Building Scale and Capabilities into a $2.1 Billion Revenue Segment 56 UBS Branches * On December 9, 2019 Stifel announced the agreement to sell Ziegler Capital Management, LLC a wholly-owned asset management subsidiary of Stifel Financial Corp., to 1251 Capital Group, Inc. ZCM has total adjusted assets under management (AUM) of $10.5 billion, which excludes certain AUM related to Stifel’s private client wealth management business that are not included in the transaction. The sale is expected to be completed in the first quarter of 2020.

GWM - Private Client Group Key Operating Metrics Accounts(1)(2) Financial Advisors(1)(2)(3) Total Client Assets(1)(2) ($MM) Branches(1)(2) 2019 Financial Advisors, Branches, Accounts, and Total Client Assets are as of 12/31/2019 Excludes Legacy Sterne Agee Independent Contractor Business. 2018 & 2019 reflects change in the definition of producing brokers as of January 1, 2019.

GWM – Stifel Bancorp, Inc. Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007 Stifel Financial became a bank holding company and financial services holding company Substantial Balance sheet growth with low-risk assets Funded by Stifel Nicolaus client deposits Maintain high levels of liquidity Overview Key Statistics (000s) (1)(2) Investment Portfolio Loan Portfolio(3) Interest Earnings Assets Note: Key Statistic Data as of 12/31/2019. ROAA, ROAE, as well as Tier 1 capital ratios specific to Stifel Bank & Trust NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned. Other includes construction and land, consumer loans, and home equity lines of credit.

Growing Asset Management Capabilities Asset Management Subsidiaries with $36.5 Billion in Client Assets As of December 31, 2019. Ziegler Capital Management, LLC, 1919 Investment Counsel, LLC, EquityCompass Investment Management, LLC,, and Washington Crossing Advisors, LLC are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. Assets represents the aggregate fair value of all discretionary and non-discretionary Assets Under Management and Assets Under Advisement, including fee-paying and non-fee-paying portfolios. * On December 9, 2019 Stifel announced the agreement to sell Ziegler Capital Management, LLC a wholly-owned asset management subsidiary of Stifel Financial Corp., to 1251 Capital Group, Inc. ZCM has total adjusted assets under management (AUM) of $10.5 billion, which excludes certain AUM related to Stifel’s private client wealth management business that are not included in the transaction. The sale is expected to be completed in the first quarter of 2020.

Institutional Group

Institutional Group Net Revenues ($MM)(2)(3) Fixed Income Brokerage + Investment Banking Overview Equity Brokerage + Investment Banking Provides securities brokerage, trading, research, underwriting and corporate advisory services Largest provider of U.S. Equity Research 3rd largest U.S Investment bank by U.S. equity trading volume outside of the Bulge Bracket firms(1) Full-service Investment Bank Comprehensive Fixed Income platform Based on 2019 U.S. trading volume per Bloomberg., as of 2/06/2020 (Stifel & KBW). Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010. 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million 2019 full year net revenues based on annualized net revenue as of 9/30/2019

Building Scale and Capabilities into a $1.2 Billion Revenue Segment Investment Banking Fixed Income Equities                                                                                                                                                                                                                                                                                                                                                     Knight

Institutional Group – Advisory 2010-2019: Leadership in M&A of Public Companies and deals < $1bn. Public Deals < $1 Billion in Value All Deals < $1 Billion in Value All Firms Middle Market Firms Source: Dealogics M&A Analytics as of 12/31/19. Note: Includes all sell-side and buy-side strategic or sponsor-backed disclosed value deals, where the deal is announced between 2010 and 2019, with a U.S. target, acquirer, acquirer subsidiary or divestor, and a final stake greater than 50%.

Institutional Group – Equity Underwriting Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010 Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 12/31/19. Overlapping deals between Stifel and its acquired firms have been removed. Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Institutional Group – Research

Largest U.S. Equity Research Platform

U.S. Equity Research Coverage (1)(2)

Rank	Firm	Companies Under Coverage		
		Overall	Mid Cap	Small Cap
1	Stifel / KBW	1,208	433	316
2	JPMorgan	1,173	401	141
3	BofA Merrill Lynch	1,062	323	90
4	Jefferies & Co.	913	282	184
5	Raymond James	873	316	208
6	Citi	844	247	95
7	Goldman Sachs	838	243	59
8	Morgan Stanley	834	232	76
9	Wells Fargo Securities	823	273	105
10	Barclays	807	218	68
11	Credit Suisse	741	201	87
12	RBC Capital Markets	717	225	74
13	Cowen And Company	673	185	180
14	Robert W. Baird & Co., Inc.	661	213	99
15	UBS	648	149	32
16	Evercore ISI	638	132	75
17	Suntrust Robinson Humphrey	636	247	93
18	Deutsche Bank Securities	593	153	56
19	Morningstar	552	92	10
20	William Blair & Co	540	186	110

Stifel Research Highlights

- Largest provider of U.S. Equity Research Platform
- #1 U.S. provider of Financial Services coverage
- #1 ranked broker for North American NDRs
- #2 ranked for most Thomson Reuters Starmine Awards in last 15 years
- Ranked in the Top 10 each year for the last 13 years in the Thomson Reuter StarMine Analyst Awards

Coverage Balanced Across All Market Caps (1)



Small Cap
27%
Large Cap
38%
Mid Cap
35%

(1) Source: StarMine rankings as of 12/31/19. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds.
(2) StarMine 2019 includes KBW, U.S. only. Overall coverage includes only companies with a rating and domiciled in the U.S. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

STIFEL

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Institutional Group – Equity Sales and Trading Powerful Platform Spanning North America and Europe Institutional Equity Sales Equity Trading Extensive Distribution Network Relationships with over 3,500 institutional accounts globally Active daily market maker in over 4,000 stocks Traded over 6.6 billion shares in 2019* Complete coverage of North America and Europe for North American listed equities Major liquidity provider to largest equity money management complexes Multi-execution venues: high-touch, algorithms, program trading, and direct market access Dedicated convertible sales, trading, and research desk 38 sales traders located in Baltimore, New York, Boston, San Francisco, Geneva, London, Toronto, Frankfurt, and Paris 10 position traders covering each major industry 16 specialized traders focused on: Option Trading, Convertible & ETF Trading Profitable model with advantages of scale 82 person sales force Experts in small and mid cap growth and value Team-based sales model with 2 - 4 coverage sales people per account Team leaders have an average of 15 years experience Offices in all major institutional markets in North America & Europe Accounts range from large mutual funds to small industry-focused investors Managed over 700 non-deal roadshow days in 2019 Extensive experience with traditional and overnight corporate finance transactions *Based on trading volumes for Stifel & KBW

Institutional Group – Fixed Income Capital Markets Strong Fixed Income Brokerage Capabilities Institutional Fixed Income Sales Institutional Fixed Income Trading Platform & Products Comprehensive platform 85 traders with annual client trade volume approaching $500 billion 45-person Fixed Income Research and Strategy Group Widespread distribution Nearly 200 Institutional sales professionals covering over 8,500 accounts 40+ institutional fixed income offices nationwide International offices in London, Geneva, Zurich and Madrid Customer-driven Focus on long-only money managers and income funds, depositories, and hedge funds Consistency of execution Identification of relative value through asset class/security selection US Government and Agency Securities Mortgage-Backed Securities (MBS) Whole Loans Government-Guaranteed Loans Asset-Backed Securities (ABS) Commercial Mortgage-Backed Securities (CMBS) Certificates of Deposit High Yield and Distressed Credit Loan Trading Group Aircraft Finance & Credit Solutions Hybrid Securities Emerging Markets Structured Products Investment Grade Credit Municipal Sales and Trading and Public Finance UK Sales and Trading

Institutional Group – Public Finance Overview Stifel has been growing its public finance practice both organically and through acquisitions over the past seven years including De La Rosa, Merchant Capital, Sterne Agee, City Securities, and George K. Baum. Stifel has ranked in the top ten nationally for senior managed negotiated underwritings, by par value, for each of the past five years. Stifel ranked #1 nationally for senior managed K-12, development, multifamily housing and taxable muni negotiated underwritings for 2019. Specialty sectors: Education (Public & Private K-12) Higher Education Local Government/Municipal Public-Private Partnerships/Development Housing Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions. Total of 36 Public Finance offices Nearly 200 Public Finance professionals

Fourth Quarter & Full Year 2019 Results

2019 Full Year Results 24th Consecutive Year of Record Net Revenue of $3.34 billion, up 10% Record GAAP EPS of $5.49, up 16% Record Non-GAAP EPS of $6.10, up 16% Record Investment Banking Revenue of $817 million, up 16% Record Asset Management & Services Fees of $848 million, up 5% Record Net Interest Income of $547 million, up 15% Record Client Assets of $330 billion, up 22% Y/Y Record Fee-based Assets of $117 billion, up 30%, Y/Y Recruited 150 Financial Advisors with $119 million of trailing 12 month production Repurchased more than 3.9 million shares at an average price of $54.94 Raising Quarterly Dividend by 13% to $0.17

Four Years of Substantial Growth * Income statement & Ratios are Non-GAAP ** 2015 & 2016 Income Statement & Ratios exclude duplicative acquisition costs

Fourth Quarter 2019 Results Record Non-GAAP Net Revenue of $944 million, up 19% Y/Y. Record Asset Management & Services Fees of $224 million, up 7% Y/Y. Record Investment Banking Revenue of $278 million, up 38% Y/Y Record Non-GAAP Net Income Available to Common Shareholders of $147 million, up 16% Y/Y Record non-GAAP EPS of $1.88, up 20% Y/Y Record GAAP EPS of $1.62, up 17% Y/Y Non-GAAP Pre-tax Margin of 20.5%, up 30 bps Q/Q Non-GAAP ROCE of 18.2% & Non-GAAP ROTCE of 30.6% Repurchased approximately 0.6 million shares at an average price of $54.15 Closed Acquisitions of MainFirst & GMP Capital

Global Wealth Management

Institutional Group * Includes net interest, asset management and service fees, and other income

Brokerage Revenue and Asset Management & Service Fees * Sum of Global Wealth Management Brokerage Revenue and Asset Management & Service Fees

Investment Banking Revenue *Global Wealth Management capital raising allocated to Equities and Fixed Income

Net Interest Income *Yields for Average Assets & Liabilities include the impact of Financial Instruments Owned, Stock Loan, Stifel Capital Trusts, Cash and Other. **Net interest margin in historical periods reflect impact of reverse repos

Stifel Bancorp, Inc.

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our fourth quarter 2019 earnings release.

Outlook

2019 Results & 2020 Outlook * All dollar amounts and ratios are non-GAAP * * Non-Compensation ranges exclude loan loss provision expense and investment banking gross ups.